UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2015

SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 364-7707
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

On September 8, 2015, a lawsuit seeking to be certified as a class action was filed against Swisher Hygiene Inc. (“Swisher”), the members of the Swisher board of directors, individually, and Ecolab Inc. (“Ecolab”) in connection with the proposed sale of all of the assets primarily used in our chemical service, wholesale and hygiene businesses (in each case outside of Canada) to Ecolab pursuant to the Purchase Agreement by and between Swisher and Ecolab dated August 12, 2015 (the “Purchase Agreement”). We refer to the transaction contemplated by the Purchase Agreement as the “Sale Transaction.” A summary of the lawsuit is below.

On September 8, 2015, a lawsuit seeking to be certified as a class action was filed in the Circuit Court of Cook County, Illinois County Department, Chancery Division (the “Court”) by Paul Berger, on behalf of himself and all others similarly situated, against Swisher, the members of the Swisher board of directors, individually, and Ecolab. The plaintiff has alleged that (i) faced with an ongoing investigation by the Securities and Exchange Commission and the Attorney General’s Office, the individual defendants embarked upon a self-interested scheme to sell off Swisher’s assets and to liquidate Swisher, (ii) the individual defendants, through an alleged insufficient process, caused Swisher to agree to sell substantially all of its assets for insufficient consideration, (iii) each member of the Swisher board of directors is interested in the Sale Transaction and the plan of dissolution, and (iv) the proxy statement was materially misleading and/or incomplete. The causes of action set forth in the complaint are (i) a claim for breaches of the fiduciary duties of good faith, loyalty, fair dealing and due care, (ii) a claim for failure to disclose, and (iii) a claim for aiding and abetting breaches of fiduciary duty. The plaintiff primarily seeks to enjoin the consummation of the Sale Transaction unless and until defendants provide all material facts in the proxy statement, and the plaintiff also seeks compensatory and/or rescissory damages as allowed by law for the plaintiff. This summary is qualified by reference to the full text of the complaint as filed with the Court (Paul Berger v. Swisher Hygiene Inc., et al., Case No. 2015 CH 13325 (Ill. Cir. Ct. Cook Co.)).

Additional Information and Where to Find It

In connection with the proposed Sale Transaction, Swisher filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) and mailed the definitive proxy statement to its stockholders on or about September 10, 2015. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT SWISHER AND THE SALE TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by Swisher with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement and such other documents also are available for free on Swisher’s website at www.swsh.com under the Investors page or by directing a written request to Swisher Hygiene Inc., 4725 Piedmont Row Drive, Suite 400, Charlotte, North Carolina 28210 Attention: Investor Relations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: September 10, 2015	By:	/s/ William M. Pierce
William M. Pierce
President and Chief Executive Officer